                                                                      Exhibit 99


                      News Release dated January 22, 2003,
                         containing financial results of
                           The Progressive Corporation
                              for the three months
                                       and
                                  twelve months
                             ended December 31, 2002

[PROGRESSIVE GRAPHIC OMITTED]                                             NEWS
                                                                         RELEASE
--------------------------------------------------------------------------------

The Progressive Corporation                                    Company Contact:
6300 Wilson Mills Road                                            Thomas A. King
Mayfield Village, Ohio  44143                                     (440) 395-2260
http://www.progressive.com
--------------------------
--------------------------------------------------------------------------------

The Company will hold a one-hour conference call on Thursday, January 23, 2003, beginning at 9:00 a.m. eastern time. At that time, the Company will discuss results and address questions. Visit the Company's Web site at http://www.progressive.com/investors/events.asp to register and receive the call-in details. An instant replay of the conference call will be available until February 7, 2003 by calling 1-800-566-0594.
                              FOR IMMEDIATE RELEASE
  MAYFIELD VILLAGE, OHIO -January 22, 2003-- The Progressive Corporation today reported fourth quarter 2002 net income per share of $.69, compared to $.56 per share earned in the same period last year. Net income for the quarter was $152.2 million, compared to $124.7 million in the fourth quarter 2001. Investment income, including net realized gains/losses on securities, was $76.4 million before taxes and $57.9 million after taxes, compared to $85.4 million before taxes and $62.6 million after taxes for the fourth quarter 2001. Fourth quarter 2002 results include net realized losses on securities of $37.1 million, or $.11 per share, compared to net realized losses of $23.1 million, or $.07 per share, last year. Included in net realized losses on securities for the fourth quarter 2002 and 2001, are $85.4 million and $2.4 million, respectively, of write-downs for securities deemed to have an other than temporary decline in market value.
         For the fourth quarter 2002, operating income, which is a non-GAAP disclosure and defined by the Company as net income excluding net realized gains and losses on securities and nonrecurring items, was $176.3 million, compared to $139.7 million last year. Operating income per share was $.79, compared to $.62 per share in the fourth quarter last year. There were no nonrecurring items in the fourth quarter 2002 or the fourth quarter 2001. (See the "Operations Summary" for a reconciliation of the Company's net income to operating income.)
         The GAAP combined ratio (CR) was 93.3 for the fourth quarter 2002, compared to 94.4 for the same period last year. Net premiums written for the quarter increased 32% to $2,404.5 million, compared to $1,816.7 million last year. Net premiums earned increased 30% to $2,463.5 million from $1,899.2 million last year.
         For the year ended December 31, 2002, net income was $667.3 million, or $2.99 per share, compared to $411.4 million, or $1.83 per share, for 2001. Investment income was $376.6 million before taxes and $273.4 million after taxes, compared to $301.7 million before taxes and $223.4 million after taxes last year. For 2002, results include net realized losses on securities of $78.6 million, or $.23 per share, compared to net realized losses of $111.9 million, or $.32 per share, last year. Operating income for 2002 was $718.4 million, or $3.22 per share, compared to $485.5 million, or $2.16 per share, last year.
         The CR was 92.4 for 2002, compared to 95.2 in 2001. Net premiums written increased 30% to $9,452.0 million for the year ended December 31, 2002, compared to $7,260.1 million last year. Net premiums earned for the year ended December 31, 2002, increased 24% to $8,883.5 million from $7,161.8 million for the same period last year.
         Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. For the fourth quarter 2002, net premiums written in Personal Lines increased 32% to $2,129.9 million, compared to $1,610.4 million for the same period last year. The Personal Lines CR was 93.2 for the fourth quarter 2002, compared to 94.7 last year. For the year ended December 31, 2002, net premiums written in Personal Lines increased 29% to $8,362.5 million, compared to $6,476.4 million last year. The Personal Lines CR was 92.5 for the year ended December 31, 2002, compared to 95.5 last year.
         Progressive's Personal Lines business is generated either by an agent or written directly by the Company. The Agent channel includes business written by our network of 30,000 independent insurance agencies and through strategic alliance business relationships (other insurance companies, financial institutions, employers and national brokerage agencies). Direct business includes business written through 1-800-PROGRESSIVE, the Internet and on behalf of affinity groups. See "Supplemental Information" for Agent and Direct results.
         Progressive's Commercial Auto business unit writes insurance for automobiles and trucks owned by small businesses for primary liability, physical damage and other auto-related insurance coverages. For the fourth quarter 2002, net premiums written in the Commercial Auto business increased 47% to $257.1 million, compared to $175.1 million for the same period last year. The Commercial Auto business CR was 93.4 for the fourth quarter 2002, compared to
92.4 last year. For the year ended December 31, 2002, net premiums written in Commercial Auto increased 51% to $1,002.9 million, compared to $665.7 million last year. The Commercial Auto business CR was 90.9 for the year ended December 31, 2002, compared to 91.7 last year.
         The Company's other businesses primarily include writing lenders' collateral protection and directors' and officers' liability insurance and providing insurance-related services, primarily processing business for Commercial Auto Insurance Procedures (CAIP), which are state supervised plans serving the involuntary market. Fourth quarter 2002 revenues for these other businesses were $28.1 million, compared to $38.0 million last year. The pretax operating profit was $2.4 million for the fourth quarter 2002, compared to $5.6 million last year. Revenues for the year ended December 31, 2002, were $130.0 million, compared to $140.4 million last year. The pretax operating profit was $19.1 million for the year ended December 31, 2002, compared to $13.0 million last year.
         During the fourth quarter 2002, the Company repurchased 4,476 of its Common Shares at an average cost of $50.25 per share.
         The Progressive group of insurance companies ranks fourth in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent insurance agencies. The Progressive Corporation, the holding company, is publicly traded at NYSE:PGR.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS RELEASE THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS AND RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, UNCERTAINTIES RELATED TO ESTIMATES, ASSUMPTIONS AND PROJECTIONS GENERALLY; INFLATION AND CHANGES IN ECONOMIC CONDITIONS (INCLUDING CHANGES IN INTEREST RATES AND FINANCIAL MARKETS); THE EFFECTIVENESS OF THE COMPANY'S ADVERTISING CAMPAIGNS; THE ACCURACY AND ADEQUACY OF THE COMPANY'S PRICING METHODOLOGIES; PRICING COMPETITION AND OTHER INITIATIVES BY COMPETITORS; ABILITY TO OBTAIN REGULATORY APPROVAL FOR REQUESTED RATE CHANGES AND THE TIMING THEREOF; LEGISLATIVE AND REGULATORY DEVELOPMENTS; THE OUTCOME OF LITIGATION PENDING AGAINST THE COMPANY; WEATHER CONDITIONS (INCLUDING THE SEVERITY AND FREQUENCY OF STORMS, HURRICANES, SNOWFALLS, HAIL AND WINTER CONDITIONS); CHANGES IN DRIVING PATTERNS AND LOSS TRENDS; ACTS OF WAR AND TERRORIST ACTIVITIES; COURT DECISIONS AND TRENDS IN LITIGATION AND HEALTH CARE AND AUTO REPAIR COSTS; AND OTHER MATTERS DESCRIBED FROM TIME TO TIME BY THE COMPANY IN RELEASES AND PUBLICATIONS, AND IN PERIODIC REPORTS AND OTHER DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, INVESTORS SHOULD BE AWARE THAT GENERALLY ACCEPTED ACCOUNTING PRINCIPLES PRESCRIBE WHEN A COMPANY MAY RESERVE FOR PARTICULAR RISKS, INCLUDING LITIGATION EXPOSURES. ACCORDINGLY, RESULTS FOR A GIVEN REPORTING PERIOD COULD BE SIGNIFICANTLY AFFECTED IF AND WHEN A RESERVE IS ESTABLISHED FOR A MAJOR CONTINGENCY. REPORTED RESULTS MAY THEREFORE APPEAR TO BE VOLATILE IN CERTAIN ACCOUNTING PERIODS.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                               OPERATIONS SUMMARY
                                December 31, 2002
                      (millions - except per share amounts)

                                                     THREE MONTHS ENDED                           TWELVE MONTHS ENDED
                                                         DECEMBER 31,                                  DECEMBER 31,
                                           -----------------------------------------    ----------------------------------------
                                                                              %                                            %
                                               2002           2001          Change           2002          2001          Change
                                           -----------    ------------    ----------    -----------    ------------    ---------
Direct premiums written                      $2,458.9        $1,857.9            32       $9,665.7        $7,379.2           31
                                           ===========    ============                  ===========    ============
Net premiums written                         $2,404.5        $1,816.7            32       $9,452.0        $7,260.1           30
                                           ===========    ============                  ===========    ============

Revenues:
Premiums earned                              $2,463.5        $1,899.2            30       $8,883.5        $7,161.8           24
Recurring investment income(1)                  113.5           108.5             5          455.2           413.6           10
Net realized losses on securities               (37.1)          (23.1)           61          (78.6)         (111.9)         (30)
Service revenues                                  8.5             7.1            20           34.3            24.7           39
                                           -----------    ------------                  -----------    ------------
     Total revenues                           2,548.4         1,991.7            28        9,294.4         7,488.2           24
                                           -----------    ------------                  -----------    ------------
Expenses:
Losses and loss adjustment expenses           1,768.8         1,362.4            30        6,299.1         5,264.1           20
Policy acquisition costs                        278.5           228.4            22        1,031.6           864.9           19
Other underwriting expenses                     251.8           201.6            25          874.2           686.9           27
Investment expenses                               3.4             3.4            --           11.5            12.7           (9)
Service expenses                                  5.6             4.9            14           22.0            19.8           11
Interest expense                                 20.8            14.2            46           74.6            52.2           43
                                           -----------    ------------                  -----------    ------------
     Total expenses                           2,328.9         1,814.9            28        8,313.0         6,900.6           20
                                           -----------    ------------                  -----------    ------------

Income before income taxes                      219.5           176.8            24          981.4           587.6           67
Provision for income taxes                       67.3            52.1            29          314.1           176.2           78
                                           -----------    ------------                  -----------    ------------
Net income                                     $152.2          $124.7            22         $667.3          $411.4           62
                                           ===========    ============                  ===========    ============

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                      217.9           220.0            (1)         219.0           221.0           (1)
                                           ===========    ============                  ===========    ============
     Per share                                   $.70            $.57            23          $3.05           $1.86           64
                                           ===========    ============                  ===========    ============
Diluted:
Average shares outstanding                      217.9           220.0            (1)         219.0           221.0           (1)
Net effect of dilutive stock options              3.9             4.5           (13)           4.2             4.2           --
                                           -----------    ------------                  -----------    ------------
     Total equivalent shares                    221.8           224.5            (1)         223.2           225.2           (1)
                                           ===========    ============                  ===========    ============
     Per share(2)                                $.69            $.56            23          $2.99           $1.83           63
                                           ===========    ============                  ===========    ============

RECONCILIATION TO OPERATING INCOME
Net income                                     $152.2          $124.7            22         $667.3          $411.4           62
Reconciling items (after-tax):
  Net realized losses on securities              24.1            15.0            61           51.1            72.7          (30)
    Nonrecurring item: NY reduction in
      force                                        --              --            --             --             1.4           NM
                                           -----------    ------------                  -----------    ------------

Operating income                               $176.3          $139.7            26         $718.4          $485.5           48
                                           ===========    ============                  ===========    ============
     Per share                                   $.79            $.62            27          $3.22           $2.16           49
                                           ===========    ============                  ===========    ============

NM = Not Meaningful

(1)The following table sets forth the investment yields for the periods ended December 31:

                                                                       Three Months                      Twelve Months
                                                               ------------------------------     -----------------------------
                                                                      2002           2001                2002          2001
                                                               -------------- ---------------     --------------- -------------
Pretax recurring investment book yield                                4.7%           5.5%                5.1%          5.6%
Weighted average fully taxable equivalent book yield                  5.2%           6.1%                5.6%          6.2%

(2)If the Company recorded compensation cost based on the fair-value based accounting method under Statement of Financial Accounting Standards (SFAS)123, "Accounting for Stock-Based Compensation," diluted earnings per share would have been reduced $.07 for the twelve months ended December 31, 2002, compared to $.06 per share last year.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                December 31, 2002
                                   (millions)


                                                       THREE MONTHS ENDED                           TWELVE MONTHS ENDED
                                                          DECEMBER 31,                                  DECEMBER 31,
                                           -------------------------------------------    -----------------------------------------
                                              2002            2001              Change        2002            2001         Change
                                           ----------     ------------       ----------   -----------     -----------    ----------
NET PREMIUMS WRITTEN
             Personal Lines - Agent         $1,480.9         $1,144.7             29%       $5,832.7        $4,614.7           26%
             Personal Lines - Direct           649.0            465.7             39%        2,529.8         1,861.7           36%
                                           ----------     ------------                    -----------     -----------
       Total Personal Lines                  2,129.9          1,610.4             32%        8,362.5         6,476.4           29%
       Commercial Auto Business                257.1            175.1             47%        1,002.9           665.7           51%
       Other businesses                         17.5             31.2            (44)%          86.6           118.0          (27)%
                                           ----------     ------------                    -----------     -----------
              Companywide                   $2,404.5         $1,816.7             32%       $9,452.0        $7,260.1           30%
                                           ==========     ============                    ===========     ===========

NET PREMIUMS EARNED
             Personal Lines - Agent         $1,523.4         $1,217.4             25%       $5,542.7        $4,706.8           18%
             Personal Lines - Direct           664.5            490.1             36%        2,365.1         1,787.0           32%
                                           ----------     ------------                    -----------     -----------
       Total Personal Lines                  2,187.9          1,707.5             28%        7,907.8         6,493.8           22%
       Commercial Auto Business                256.0            160.8             59%          880.0           552.3           59%
       Other businesses                         19.6             30.9            (37)%          95.7           115.7          (17)%
                                           ----------     ------------                    -----------     -----------
              Companywide                   $2,463.5         $1,899.2             30%       $8,883.5        $7,161.8           24%
                                           ==========     ============                    ===========     ===========

PERSONAL LINES - AGENT CR
       Loss and loss adjustment expense
          ratio                                 71.9             72.3          .4pts.           72.0            74.8       2.8pts.
       Underwriting expense ratio               21.6             21.2        (.4)pts.           21.0            19.9     (1.1)pts.
                                           ----------     ------------                    -----------     -----------
                                                93.5             93.5          --pts.           93.0            94.7       1.7pts.
                                           ==========     ============                    ===========     ===========
PERSONAL LINES - DIRECT CR
       Loss and loss adjustment expense
         ratio                                  71.3             71.5          .2pts.           69.1            71.8       2.7pts.
       Underwriting expense ratio               21.4             26.0         4.6pts.           22.3            25.9       3.6pts.
                                           ----------     ------------                    -----------     -----------
                                                92.7             97.5         4.8pts.           91.4            97.7       6.3pts.
                                           ==========     ============                    ===========     ===========
PERSONAL LINES - TOTAL CR
       Loss and loss adjustment expense
         ratio                                  71.7             72.1          .4pts.           71.1            74.0       2.9pts.
       Underwriting expense ratio               21.5             22.6         1.1pts.           21.4            21.5        .1pts.
                                           ----------     ------------                    -----------     -----------
                                                93.2             94.7         1.5pts.           92.5            95.5       3.0pts.
                                           ==========     ============                    ===========     ===========
COMMERCIAL AUTO  BUSINESS - CR
       Loss and loss adjustment expense
         ratio                                  73.3             71.1       (2.2)pts.           70.7            70.6      (.1)pts.
       Underwriting expense ratio               20.1             21.3         1.2pts.           20.2            21.1        .9pts.
                                           ----------     ------------                    -----------     -----------
                                                93.4             92.4       (1.0)pts.           90.9            91.7        .8pts.
                                           ==========     ============                    ===========     ===========
OTHER BUSINESSES - CR
       Loss and loss adjustment expense
         ratio                                  64.2             56.2       (8.0)pts.           56.7            60.6       3.9pts.
       Underwriting expense ratio               38.3             32.8       (5.5)pts.           36.1            32.4     (3.7)pts.
                                           ----------     ------------                    -----------     -----------
                                               102.5             89.0      (13.5)pts.           92.8            93.0        .2pts.
                                           ==========     ============                    ===========     ===========
COMPANYWIDE GAAP CR
       Loss and loss adjustment expense
         ratio                                  71.8             71.8          --pts.           70.9            73.5       2.6pts.
       Underwriting expense ratio               21.5             22.6         1.1pts.           21.5            21.7        .2pts.
                                           ----------     ------------                    -----------     -----------
                                                93.3             94.4         1.1pts.           92.4            95.2       2.8pts.
                                           ==========     ============                    ===========     ===========

COMPANYWIDE STATUTORY CR
       Loss and loss adjustment expense
         ratio                                  71.9             71.8        (.1)pts.           70.9            73.6       2.7pts.
       Underwriting expense ratio               21.1             22.6         1.5pts.           20.4            21.1        .7pts.
                                           ----------     ------------                    -----------     -----------
                                                93.0             94.4         1.4pts.           91.3            94.7       3.4pts.
                                           ==========     ============                    ===========     ===========

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       ADDITIONAL SUPPLEMENTAL INFORMATION
                                   (millions)


                                                       THREE MONTHS ENDED                           TWELVE MONTHS ENDED
                                                          DECEMBER 31,                                  DECEMBER 31,
                                           -------------------------------------------    -----------------------------------------
                                              2002            2001            Change          2002            2001         Change
                                           ----------     ------------     -----------    -----------     -----------     ---------
COMPANYWIDE CALENDAR YEAR
       Loss and loss adjustment expense
         ratio                                  71.8             71.8          --pts.           70.9            73.5       2.6pts.
                                           ==========     ============                    ===========     ===========


COMPANYWIDE ACCIDENT YEAR
       Loss and loss adjustment expense
         ratio                                  71.4             72.0          .6pts.           70.9            74.9       4.0pts.
                                           ==========     ============                    ===========     ===========

ACTUARIAL ADJUSTMENTS -
      Favorable/(Unfavorable)
      Prior accident years                    $(14.7)               o                          $(7.2)              o
     Current accident year                      (5.3)                                           21.1
                                           ----------                                     -----------
     Calendar year actuarial adjustment       $(20.0)                                          $13.9
                                           ==========                                     ===========

PRIOR ACCIDENT YEARS DEVELOPMENT -
      Favorable/(Unfavorable)
      Actuarial adjustment                    $(14.7)               o                          $(7.2)              o
      All other development                      4.8                                             3.7
                                           ----------     ------------                    -----------     -----------
      Total development                        $(9.9)            $3.7              NM          $(3.5)          $99.0            NM
                                           ==========     ============                    ===========     ===========


                                                                  December 31,
                                                          ---------------------------
POLICIES IN FORCE   (in thousands)                            2002             2001          Change
                                                          ------------     -----------    -----------
                 Agent  - Auto                                  3,386           2,779            22%
                 Direct - Auto                                  1,541           1,209            27%
                 Other Personal Lines(1)                        1,642           1,383            19%
                                                          ------------     -----------
        Total Personal Lines                                    6,569           5,371            22%
                                                          ============     ===========
        Commercial Auto Business                                  289             209            38%
                                                          ============     ===========

o Prior and current accident year actuarial adjustments for 2001 are not provided.

NM = Not Meaningful

(1) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions- except per share amounts)

                                                                                              DECEMBER 31,
                                                                                     -------------------------------
                                                                                        2002              2001
                                                                                     ------------    ---------------
CONDENSED GAAP BALANCE SHEETS:(1)
   Investments -
       Available-for-sale:
             Fixed maturities, at market (amortized cost: $7,409.4 and $5,873.0)        $7,712.5           $5,949.0
             Equity securities, at market
                    Preferred stocks (cost: $631.9 and $675.4)                             656.7              713.9
                    Common equities (cost: $1,425.3 and $1,263.7)                        1,347.3            1,336.0
       Short-term investments, at amortized cost (market: $567.8 and $227.4)               567.8              227.4
                                                                                     ------------    ---------------
                           Total investments(2)                                         10,284.3            8,226.3
   Net premiums receivable                                                               1,742.8            1,497.1
   Deferred acquisition costs                                                              363.5              316.6
   Other assets(2)                                                                       1,173.8            1,082.4
                                                                                     ------------    ---------------
                           Total assets                                                $13,564.4          $11,122.4
                                                                                     ============    ===============
   Unearned premiums                                                                    $3,304.3           $2,716.7
   Loss and loss adjustment expense reserves                                             3,813.0            3,238.0
   Other liabilities(2)                                                                  1,190.1              821.3
   Debt(3)                                                                               1,489.0            1,095.7
   Shareholders' equity                                                                  3,768.0            3,250.7
                                                                                     ------------    ---------------
                           Total liabilities and shareholders' equity                  $13,564.4          $11,122.4
                                                                                     ============    ===============

  Common Shares outstanding                                                                218.0              220.3
  Book value per share                                                                    $17.28             $14.76
  Return on average shareholders' equity                                                   19.3%              13.5%
  Estimated statutory surplus                                                           $3,368.9           $2,647.7



(1)Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $180.9 million in 2002 and $168.3 million in 2001.

(2)For 2002, other liabilities include net unsettled security acquisitions of $112.2 million. For 2001, other assets include net unsettled security dispositions of $3.1 million.

(3)In November 2002, the Company issued $400.0 million of 6.25% Senior Notes due 2032.